EXHIBIT 99.2

J.JILL, INC. ANNOUNCES $1.15 PER SHARE SPECIAL DIVIDEND
QUINCY, Mass. – March 6, 2019 - J.Jill, Inc. (NYSE:JILL) today announced that its Board of Directors has declared a special dividend of $1.15 per share, which will be paid on April 1, 2019, to shareholders of record at the close of business on March 19, 2019. The aggregate payment will be approximately $50.0 million and will be funded through available cash on hand.
Michael Rahamim, Chairman of the Board, stated, "Given our cash balance, we are pleased to be in a position to return value to our shareholders through the form of this special dividend. We believe in the opportunities that continue to lie ahead for J.Jill, and look forward to continuing to identify ways in which we can optimize our cash position to balance investment in our strategies as well as deliver value to our shareholders over time.”
Fourth Quarter and Full Fiscal Year 2018 Results
Separately, this morning, the company issued its Fourth Quarter and Full Fiscal Year 2018 results. The company will hold a conference call today at 8:00am Eastern Time to discuss the results. Investors and analysts interested in participating in the call are invited to dial (844) 579-6824 or (763) 488-9145 if calling internationally. Please dial in approximately 10 minutes prior to the start of the call and reference Conference ID 8789889 when prompted. A live audio webcast of the conference call will be available online at http://investors.jjill.com/Investors-Relations/News-Events.
About J.Jill, Inc.
J.Jill is a premier omnichannel retailer and nationally recognized women’s apparel brand committed to delighting customers with great wear-now product. The brand represents an easy, thoughtful and inspired style that reflects the confidence of remarkable women who live life with joy, passion and purpose. J.Jill offers a guiding customer experience through more than 280 stores nationwide and a robust e-commerce platform. J.Jill is headquartered outside Boston. For more information, please visit www.jjill.com or http://investors.jjill.com. The information included on our websites is not incorporated by reference herein.

Forward-Looking Statements
This press release contains, and oral statements made from time to time by our representatives may contain, “forward-looking statements.” Forward-looking statements include statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions, including risk regarding, our ability to manage inventory or anticipate consumer demand; changes in consumer confidence and spending; our competitive environment; our failure to open new profitable stores or successfully enter new markets and other factors set forth under “Risk Factors” in our Annual Report on Form 10K. Any forward-looking statement made in this press release speaks only as of the date on which it is made. J.Jill undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Contacts:
Investor Contact:
Caitlin Morahan Churchill/Joseph Teklits
ICR, Inc.
investors@jjill.com
203-682-8200

Media Contact:
Chris Gayton
J.Jill, Inc.
media@jjill.com
617-689-7916